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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  RED HAT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                DELAWARE                             06-1364380
       -----------------------                    -------------------
       (State of incorporation                    (IRS Employer
       or organization)                           Identification No.)


                     2600 MERIDIAN PARKWAY, DURHAM, NC 27713
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


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
If this form relates to the registration of a class         If this form relates to the registration of a class
of securities pursuant to Section 12(b) of the              of securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to                   Exchange Act and is effective pursuant to
General Instruction A.(c), please check the                 General Instruction A.(d), please check the
following box: / /                                          following box: /X/

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 Securities Act registration statement file number to which this form relates:
                           333-80051 (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

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

Title of each class                       Name of each exchange on which
to be so registered                       each class is to be registered
-------------------                       ------------------------------
      None                                              N/A

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        Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $.0001 PAR VALUE PER SHARE
                    ----------------------------------------
                                (Title of Class)




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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

      Information concerning the Registrant's Common Stock is contained in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on June 4, 1999, as amended pursuant to the Securities Act of 1933, as amended (the "S-1 Registration Statement"), and such information is incorporated herein by reference.


Item 2.  EXHIBITS

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

Exhibit No.                            Exhibit
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
1. Second Amended and Restated Certificate of Incorporation, as amended, of the Registrant (currently in effect) (Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement).

2. Form of Third Amended and Restated Certificate of Incorporation of the Registrant to be filed upon the effectiveness of the S-1 Registration Statement (Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement).

3. Form of Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Registrant to be filed upon the closing of the offering (Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement).

4. By-Laws of the Registrant (Incorporated by reference to Exhibit 3.4 to the S-1 Registration Statement).

5. Form of Amended and Restated By-Laws of the Registrant to become effective upon the effectiveness of the S-1 Registration Statement (Incorporated by reference to Exhibit 3.5 to the S-1 Registration Statement).

6. Specimen certificate representing the common stock (Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement).

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                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           Red Hat, Inc.



                                           By:    /s/ Robert F. Young
                                              ---------------------------
                                                  Robert F. Young
                                                  Chief Executive Officer

Date:  June 4, 1999